CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 19, 2012, relating to the financial statements and financial highlights which appears in the October 31, 2012 Annual Report to Shareholders of Legg Mason Capital Management Value Trust (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “The Fund’s Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 19, 2012, relating to the financial statements and financial highlights which appears in the October 31, 2012 Annual Report to Shareholders of Legg Mason Capital Management Special Investment Trust (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “The Fund’s Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 19, 2012, relating to the financial statements and financial highlights which appears in the October 31, 2012 Annual Report to Shareholders of Legg Mason Capital Management Global Growth Trust (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “The Fund’s Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 19, 2012, relating to the financial statements and financial highlights which appears in the October 31, 2012 Annual Report to Shareholders of Legg Mason BW Absolute Return Opportunities Fund (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “The Fund’s Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in this Registration Statement on Form N-1A of the Legg Mason BW Global High Yield Fund.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2013

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